Language Access Network™

Martti

February 20, 2007

Eric V. Schmidt, CEO
iBeam Solutions, LLC
10 South High Street
Canal Winchester, OH 43110

RE: Letter of Intent dated November 15, 2006

Dear Eric:

By mutual agreement and our signatures below, we expressly agree to extend the Letter of Intent signed between our companies on November 15, 2006 and extended until February 23, 2007 with the new extension date until June 15, 2007.

Thank you.

Michael Guirlinger, CEO

Michael Guirlinger, CEO

For iBeam Solutions, LLC

CEO

Eric V. Schmidt, CEO